Exhibit 99.1

D.A.Davidson & Co. Annual Financial Services Conference May 13, 2010 Bell Harbor Conference Center Seattle, Washington

May 13, 2010 D.A. Davidson Financial Services Conference 2 Forward-Looking Statements and Where to Find Additional Information This presentation contains certain forward-looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected time-frames or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the conflicts in the Middle East; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in PacWest’s (including its predecessor’s) public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, PacWest’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. PacWest assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by PacWest with the SEC. The documents filed by PacWest with the SEC may be obtained at PacWest Bancorp’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by directing a request to: PacWest Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

May 13, 2010 D.A. Davidson Financial Services Conference 3 NASDAQ Symbol PACW Fully Diluted Shares 35.3 Million* Market Capitalization $858.4 Million ** Average Volume 259,578 shares per day ** Dividends Per Share $0.04 per year (0.17% yield) ** (Annualized) Analyst Coverage Collins Stewart LLC FIG Partners Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Macquarie Securities Group RBC Capital Markets Sandler O’Neill + Partners Soleil Securities Sterne Agee & Leach, Inc. * Common and unvested restricted shares less treasury shares as of 4/29/10 ** As of May 5, 2010 Stock Summary

PacWest Bancorp May 13, 2010 D.A. Davidson Financial Services Conference 4 Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

May 13, 2010 D.A. Davidson Financial Services Conference 5 Source: Company Filings * See “Non-GAAP Measurements” slide. Commercial Banking Focus in Southern California $5.2 Billion in Assets at March 31, 2010 68 Full-Service Offices: 65 in Southern California and 3 in the Bay Area Low Risk Profile Strong Capital Levels* Proven Operating Model Generates Earnings For the First Quarter of 2010 NIM 4.90% Loan yield 6.27% Deposit cost 0.68% Efficiency Ratio 63.8% March 31, 2010 Non Performing Assets at Manageable Levels Non-Covered NPA Ratio – 3.95% Credit Loss Allowance to Net Non-Covered Loans – 2.81% Experienced Acquirer 21 Bank and Finance Company Acquisitions, Including 2 FDIC-Assisted Deals Acquisitions Augment Organic Growth Overview as of 3/31/10 Equity ($ millions) Equity/Assets Per Share Company - Tangible* $ 444.0 8.58% $ 12.09 Company - GAAP $ 474.8 9.13% $ 12.93 Bank - Tangible* $ 529.0 10.25% n/a Bank - GAAP $ 559.9 10.78% n/a

PacWest Bancorp May 13, 2010 D.A. Davidson Financial Services Conference 6 Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

May 13, 2010 D.A. Davidson Financial Services Conference 7 Operating Principles Manage for Profitability, Not Growth Strategic Focus on Low-Cost Deposits Strong Expense Management Focus on Credit Quality Results Include Strong Net Interest Margin Controlled Operating Expenses

May 13, 2010 D.A. Davidson Financial Services Conference 8 2010 Objectives Continued Focus on Credit Serve the Best and Largest Customers Grow Core Deposit Balances Maintain Net Interest Margin FDIC-Assisted Acquisitions

PacWest Bancorp May 13, 2010 D.A. Davidson Financial Services Conference 9 Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

The Loan Sale Reduced Concentrations and Improved Credit Quality On February 23, 2010, we sold $324 million of adversely classified non-covered loans for cash of $201 million on a non-recourse, servicing released basis. The loans sold included Nonaccrual loans of $109 million TDRs of $105 million 33% of our commercial construction portfolio 31% of our residential construction portfolio 22% of our hospitality loan portfolio 5% of our commercial real estate portfolio 24% of our residential real estate portfolio The combination of the loan sale and workout and collection efforts resulted in non-covered nonaccrual loans decreasing to $99.9 million at 3/31/10 Non-covered nonaccrual loans to total non-covered loans declined to 3.1% at 3/31/10 The ratio of the allowance for credit losses to non-covered nonaccrual loans increased to 91.5% at 3/31/10 May 13, 2010 D.A. Davidson Financial Services Conference

May 13, 2010 D.A. Davidson Financial Services Conference 11 The Loans Sold Reduced Concentrations (In thousands) Commercial construction: 100% owner occupied $ 6,770 33.7% Office building 32,724 48.2% Retail 24,299 65.1% Land acquisition 6,755 13.6% Unimproved commercial land 8,592 22.1% Other 10,589 19.4% Total commercial construction $ 89,729 33.4% Residential construction: Land acquisition and development $ 18,538 35.3% Nonowner-occupied single family 9,902 32.9% Multifamily 21,434 55.2% Owner occupied 3,098 26.8% Total residential construction 52,972 30.8% Total construction 142,701 $ 32.4% Commercial real estate mortgage: Owner-occupied $ 10,865 2.9% Retail 36,631 7.6% Office buildings 4,704 1.4% Industrial/warehouse 1,508 0.4% Hotels and other hospitality 57,756 22.4% Other 5,201 1.4% Total commercial real estate mortgage $ 116,665 5.3% Residential real estate mortgage: Multi-family $ 25,295 24.0% Single family owner-occupied 9,694 11.5% Single family nonowner-occupied 19,992 49.5% Total residential real estate mortgage $ 54,981 23.9% Total real estate mortgage 171,646 $ 7.1% Commercial 9,957 $ 1.2% Total loans sold 324,304 $ 8.7% Loans Sold % of Category

Velocity of New Non-Covered Nonaccruals Has Slowed D.A. Davidson Financial Services Conference 12 May 13, 2010 (In millions) Q308 $17.7 Q408 $44.8 Q109 $99.8 Q209 $57.5 Q309 $85.0 Q409 $120.4 Q110 $18.1 Volume of New Nonaccrual Loans

May 13, 2010 D.A. Davidson Financial Services Conference 13 Non-Covered Nonaccrual Loans As a % of As a % of Loan category loan category Balance loan category Balance SBA 504 18.7% 18,462 $ 20.1% 22,849 $ SBA 7(a) and Express 20.9% 7,543 28.5% 12,026 Residential construction 6.8% 2,957 16.3% 17,018 Commercial real estate 1.6% 29,979 4.2% 88,483 Commercial construction 1.4% 2,125 11.9% 26,394 Commercial 1.3% 8,635 0.8% 6,052 Commercial land 0.0% - 15.6% 9,113 Residential other 1.8% 1,725 16.3% 19,127 Residential land 54.4% 24,966 68.2% 37,104 Residential multi-family 0.6% 910 1.5% 1,281 Other, including foreign 4.6% 2,618 1.1% 720 3.1% 99,920 $ 6.5% 240,167 $ (1) Excludes covered loans acquired from the Affinity acquisition. (Dollars in thousands) Nonaccrual loans (1) March 31, 2010 December 31, 2009

Nonaccrual Loan Details 70% of nonaccrual loans are represented by: $26.0 million of SBA related loans A $22.0 million land loan in Ventura, California Two shopping mall loans for $17.0 million and Two hotel loans for $4.7 million May 13, 2010 D.A. Davidson Financial Services Conference 14

May 13, 2010 D.A. Davidson Financial Services Conference 15 Non-Covered Real Estate Mortgage Exposure Loan Category Balance Number of Loans Average Loan Balance Commercial real estate mortgage: Owner-occupied $ 278,189 385 $ 723 Retail 396,721 227 1,748 Office buildings 314,682 247 1,274 Industrial/warehouse 322,122 339 950 Hotels and other hospitality 176,295 53 3,326 Other 449,464 246 1,827 Total commercial real estate mortgage 1,937,473 1,497 1,294 Residential real estate mortgage: Multi-family 73,416 81 906 Mixed use 89,794 26 3,454 Single family owner-occupied 73,539 382 193 Single family nonowner-occupied 23,073 97 238 Total residential real estate mortgage 259,822 586 443 Total real estate mortgage $ 2,197,295 2,083 $ 1,055 At March 31, 2010 (Dollars in thousands)

May 13, 2010 D.A. Davidson Financial Services Conference 16 Non-Covered Construction Loan Exposure Balance at March 31, 2010 Commercial construction: 100% owner occupied $ 3,548 Industrial/warehouse 62,432 Office building 4,538 Retail 22,498 Land acquisition 8,853 Unimproved commercial land 35,561 Other 42,734 Total commercial construction 180,164 Residential construction: Land acquisition and development 2,558 Nonowner-occupied single family 20,121 Unimproved residential land 57,640 Multifamily 20,576 Owner occupied 3,215 Total residential construction 104,110 Total construction 284,274 $ (In thousands)

May 13, 2010 17 D.A. Davidson Financial Services Conference Non-Covered Loan Charge-Off History Source: Company Filings

May 13, 2010 D.A. Davidson Financial Services Conference 18 Non-Covered Other Real Estate Owned Property Type March 31, 2010 December 31, 2009 Improved residential land $ 5,189 $ 7,514 Commercial real estate 21,158 28,478 Single family residence 3,296 7,263 Total $ 29,643 $ 43,255 (Dollars in thousands) Balance as of

PacWest Bancorp May 13, 2010 D.A. Davidson Financial Services Conference 19 Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

May 13, 2010 D.A. Davidson Financial Services Conference 20 Non Interest-Bearing Deposits to Total Deposits at Period End * Excludes a short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL Data Source *

May 13, 2010 Strong Net Interest Margin Versus Peers D.A. Davidson Financial Services Conference 21 Peers Defined as median of all Major Exchange (NYSE, AMEX, NASDAQ) Banks with $3B to $7B in Assets as of period end. Source: Company Filings and SNL Data Source

PacWest Bancorp May 13, 2010 D.A. Davidson Financial Services Conference 22 Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

May 13, 2010 D.A. Davidson Financial Services Conference 23 * - The 2008 efficiency ratio excludes the goodwill write-off. When the goodwill write-off is included in non-interest expense, the efficiency ratio is 371.7%. Source: Company Filings Average Branch Size Source: Company Filings and SNL Data Source Focus and Execution Drive Efficiency 2001 2002 2003 2004 2005 2006 2007 2008* 2009 Q1 2010 70% 66% 55% 57% 50% 47% 48% 59% 56% 64% Efficiency Ratios 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q1 2010 $45 $51 $59 $61 $56 $55 $54 $56 $60 $61 Average Branch Size ($ - M)

PacWest Bancorp May 13, 2010 D.A. Davidson Financial Services Conference 24 Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Acquisition Strategy May 13, 2010 D.A. Davidson Financial Services Conference 25 Banks Similar Strategic Focus In-Market Consolidation Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement FDIC-Assisted Transactions Strategic vs. Financial Deposit Structure Proximity to Existing Offices New Customer Relationships

The Affinity Acquisition Closed on August 28, 2009 Systems Conversion on December 5, 2009 Added $1.2 Billion in Assets and 10 Offices $668.1 Million of Assets are Covered by Loss Sharing with the FDIC FDIC Absorbs 80% of Losses on the First $234 million and 95% of Losses Exceeding $234 million Increased Capital by $38.9 Million May 13, 2010 D.A. Davidson Financial Services Conference 22

Covered Assets – Totals and Non-performing May 13, 2010 D.A. Davidson Financial Services Conference 27 Source: Company Filings Covered Assets March 31, 2010 (In thousands) Covered loans $591,669 Covered available-for-sale securities 51,061 Covered OREO 25,403 Total covered nonperforming assets Covered Nonperforming Assets March 31, 2010 (In thousands) Covered nonaccrual loans 157,325 $ Covered OREO 25,403 Total covered nonperforming assets 182,728 $

Covered Loans and Accretable Yield D.A. Davidson Financial Services Conference 28 May 13, 2010 March 31, 2010 December 31, 2009 Covered loans, gross 714,473 $ 742,535 $ Discount (90,790) (102,849) Covered loans, net of discount 623,683 639,686 Less allowance for loan losses 32,014 18,000 Covered loans, net 591,669 $ 621,686 $ (In thousands) Accretable Yield Balance as of January 1, 2010 226,446 $ Accretion 11,169 Payments received Decrease in expected cash flows 18,608 Provision for loan losses - Balance as of March 31, 2010 237,615 $(In thousands)

PacWest Bancorp May 13, 2010 D.A. Davidson Financial Services Conference 29 Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

May 13, 2010 D.A. Davidson Financial Services Conference 30 Stock Performance vs. Indices Data Through 5/5/2010

Regulatory Capital May 13, 2010 D.A. Davidson Financial Services Conference 31 Tier 1 leverage capital ratio 5.00% 9.97% 10.47% Tier 1 risk-based capital ratio 6.00% 13.70% 14.33% Total risk-based capital 10.00% 14.98% 15.60% Tangible common equity ratio N/A 10.25% 8.58% Actual Capitalized Company Consolidated Pacific Minimum Regulatory Requirements Western Well

PacWest Bancorp May 13, 2010 D.A. Davidson Financial Services Conference 32 Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Strong Franchise Value May 13, 2010 D.A. Davidson Financial Services Conference 33 * Source: SNL Data Source 8th Largest Publicly Traded CA Bank* 14th Largest Commercial Bank in California out of 292 Largest Independent Bank in San Diego County California Footprint with Significant Concentration in Southern California 68 Branches: 65 in Southern California and 3 in the Bay Area Strong Capital Base Low Cost of Deposits High Net Interest Margin Profitability Solid Credit Quality

Attractive Southern California Footprint May 13, 2010 D.A. Davidson Financial Services Conference 34

Non-GAAP Information The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The table on the following slide presents a reconciliation of the non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios May 13, 2010 D.A. Davidson Financial Services Conference 35

Non-GAAP Measurements May 13, 2010 D.A. Davidson Financial Services Conference 36 Source: Company Filings Non GAAP Measurements (Unaudited) March 31, December 31, March 31, Dollars in thousands 2010 2009 2009 Company Consolidated End of period assets 5,203,217 $ 5,324,079 $ 4,496,070 $ Intangibles 30,872 33,296 37,675 End of period tangible assets 5,172,345 $ 5,290,783 $ 4,458,395 $ End of period equity 474,844 $ 506,773 $ 469,006 $ Intangibles 30,872 33,296 37,675 End of period tangible equity 443,972 $ 473,477 $ 431,331 $ Equity to assets ratio 9.13% 9.52% 10.43% Tangible common equity ratio 8.58% 8.95% 9.67% Pacific Western Bank End of period assets 5,192,003 $ 5,313,750 $ 4,486,793 $ Intangibles 30,872 33,296 37,675 End of period tangible assets 5,161,131 $ 5,280,454 $ 4,449,118 $ End of period equity 559,909 $ 585,940 $ 506,694 $ Intangibles 30,872 33,296 37,675 End of period tangible equity 529,037 $ 552,644 $ 469,019 $ Equity-to-assets 10.78% 11.03% 11.29% Tangible common equity ratio 10.25% 10.47% 10.54% As of the dates indicated:

PacWest Bancorp 10250 Constellation Boulevard Los Angeles, California 90067 Matt Wagner, CEO Vic Santoro, CFO 310.728.1020 310.728.1021 May 13, 2010 D.A. Davidson Financial Services Conference 37

May 13, 2010 D.A. Davidson Financial Services Conference 38